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Exhibit 10(g)

                             [WACHOVIA LETTERHEAD]

This instrument was prepared by and is to be returned to Benton D. Williamson, whose address is Haynsworth Sinkler Boyd, P.A., P.O. Box 11889, Columbia, South Carolina 29211-1889.

             SECOND MORTGAGE MODIFICATION AND RE-STATEMENT AGREEMENT

                                  ("AGREEMENT")

                              (BOOK 659, PAGE 1683)

STATE OF SOUTH CAROLINA )
                        )
COUNTY OF BEAUFORT      )

         THIS SECOND MORTGAGE MODIFICATION AND RE-STATEMENT AGREEMENT, made as of the 31st day of October, 2002 by and among WACHOVIA BANK, N.A. (formerly known as WACHOVIA BANK OF SOUTH CAROLINA, N.A. and formerly known as THE SOUTH CAROLINA NATIONAL BANK) (the "Mortgagee"), whose address is P.O. Box 700, Charleston, South Carolina 29401, Attention: Real Estate Lending, and SEA PINES ASSOCIATES, INC. and SEA PINES COMPANY, INC. (collectively, the "Mortgagor").

                                   WITNESSETH:

         WHEREAS, the Mortgagor has made and issued certain notes as follows:

         1. That certain Second Amended and Restated Term Note of the date hereof evidencing an indebtedness of FIFTEEN MILLION, NINE HUNDRED THIRTY-NINE THOUSAND, SEVEN HUNDRED FIFTY-EIGHT and NO/100 DOLLARS ($15,939,758.00); and

         2. That certain Second Amended and Restated Seasonal Line of Credit Note of the date hereof evidencing an indebtedness of FOUR MILLION, FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($4,500,000.00); and

         3. That certain Second Amended and Restated Revolving Line of Credit Note of the date hereof evidencing an indebtedness of EIGHTEEN MILLION, THREE HUNDRED THOUSAND and NO/100 DOLLARS ($18,300,000.00);

which notes, as amended and restated, are collectively referred to herein as the "Notes" and are made a part hereof by reference as if fully set out herein verbatim; and

         WHEREAS, the Mortgagor to partially secure the indebtedness evidenced by the Notes executed and delivered a Mortgage, Security Agreement and Financing Statement dated October 15, 1993, as amended from time to time, and recorded in the RMC Office or Clerk of Court, as appropriate (the "Registry") for Beaufort County in Book 659, Page 1683, made a part hereof by this reference as fully as if set out herein verbatim (such document, as heretofore amended, being herein referred to as the "Mortgage"); and

         WHEREAS, the Mortgagor and Mortgagee have entered into that certain Amended and Restated Master Credit Agreement dated the same date hereof pursuant to which the Mortgagor and Mortgagee have established uniform


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agreements, obligations, covenants and other matters governing the Obligations, as defined in said Agreement, whether now existing or hereinafter arising, owed to the Mortgagee (the "Amended and Restated Master Credit Agreement"); and

         WHEREAS, the Mortgagor and Mortgagee desire to re-establish, re-state and modify the Facilities as defined in the Amended and Restated Master Credit Agreement; and

         WHEREAS, the Mortgagor and Mortgagee have agreed to make certain modifications to the Mortgage in order to secure, collateralize and cross-default all Obligations, as defined in the Amended and Restated Master Credit Agreement; and

         WHEREAS, the Mortgagor has consented to waive Mortgagor's appraisal rights as set forth in S.C. Code Ann. Section 29-3-680; and

         WHEREAS, the Mortgagor has been informed in writing of the requirement of the waiver of appraisal rights before this loan modification transaction closed and has consented thereto as part of the Mortgagor's inducement of Mortgagee to enter into the loan modification transaction described herein; and

         WHEREAS, the Mortgagee, as holder and owner of the Mortgage, and the Mortgagor mutually desire to modify and amend the provisions of the same in the manner hereinafter set out, it being specifically understood that except as herein modified and amended, the terms and provisions of the Mortgage shall remain unchanged and continue in full force and effect as therein written.

         NOW, THEREFORE, the Mortgagee and the Mortgagor, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and the mutual covenants herein contained do hereby agree that the Mortgage should be, and the same hereby is modified and amended as follows:

         1. The provisions of the Notes and the Amended and Restated Master Credit Agreement, are incorporated in the Mortgage as fully as if set out therein verbatim.

         2. Notwithstanding anything to the contrary contained in the Notes and Mortgage, and any amendments thereto, the Mortgage is hereby amended to include as additional Events of Default the following:

                  a. the occurrence of an Event of Default under the Amended and Restated Master Credit Agreement, or

                  b. a default by the Mortgagor on any of the Obligations, as defined in the Amended and Restated Master Credit Agreement.

         3. Any reference contained in the Mortgage, as amended herein, to the "Credit Agreement," the "Revolving Credit Agreement," the "1987 Credit Agreement" or any other loan or credit agreement shall hereinafter be deemed to be a reference to the Amended and Restated Master Credit Agreement.

         4. The final payment of the Notes shall be the maturity dates as respectively set out in the Amended and Restated Master Credit Agreement for each of the Notes, but no later than November 1, 2008.

         5. Any reference contained in the Notes or the Mortgage, as amended herein, to the Mortgage shall hereinafter be deemed to be a reference to such document as amended hereby. In amplification thereof, the Mortgage, as amended hereby, shall secure the Obligations including, without limitation, the Notes, and any further modifications, renewals or extensions thereof.


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         IT IS MUTUALLY AGREED by and between the parties hereto that this
Agreement shall become a part of the Mortgage by reference and that nothing herein contained shall (i) impair the security now held for the indebtedness represented by the Notes, (ii) waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Notes and the Mortgage except as herein amended, or (iii) affect or impair any rights, powers or remedies under the Notes and the Mortgage as hereby amended. Furthermore, the Mortgagee does hereby reserve all rights and remedies it may have as against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Notes.

         The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Mortgage, which Mortgage shall retain its priority as originally filed for record. Mortgagor expressly agrees that the Mortgage remains in full force and effect and that Mortgagor has no right to setoff, counterclaim or defense to the lien granted thereby.

         This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to principles of conflict of laws.

         This Agreement shall be binding upon and inure to the benefit of any assignee or the respective successors and assigns of the parties hereto.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.


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         The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVE AND RELINQUISH THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

         IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

SIGNED, SEALED AND DELIVERED             MORTGAGEE:
IN THE PRESENCE OF:

/s/ Donna M. Bucci                    WACHOVIA BANK, N.A.
----------------------
(Witness)
                                        By: /s/ R. Ross Campbell, Jr.
                                            -------------------------
/s/ Elisabeth Peavy                             Its:  Vice President
----------------------                                ---------------

(Witness)

                                         MORTGAGOR:

/s/ Steven P. Birdwell                SEA PINES ASSOCIATES, INC.
----------------------
(Witness)
                                        By: /s/ Michael E. Lawrence
                                            ---------------------------------
/s/ Marion L. Dennis                             Its: Chief Executive Officer
----------------------                                -----------------------
(Witness)
                                                           (CORPORATE SEAL)



/s/ Steven P. Birdwell                SEA PINES COMPANY, INC.
----------------------
(Witness)
                                        By: /s/ Michael E. Lawrence
                                            -------------------------------
/s/ Marion L. Dennis                            Its: President
----------------------                               ---------------------
(Witness)
                                                           (CORPORATE SEAL)


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STATE OF SOUTH CAROLINA   )
                          )
COUNTY OF BEAUFORT        )

         The foregoing instrument was acknowledged before me this 20th day of November, 2002 by Michael E. Lawrence, a Chief Executive Officer of SEA PINES ASSOCIATES, INC., a South Carolina corporation, on behalf of said entity.


                                           /s/ Marion Dennis

                                           Notary Public for South Carolina
                                           My Commission Expires:  March 9, 2004



STATE OF SOUTH CAROLINA   )
                          )
COUNTY OF CHARLESTON      )

         The foregoing instrument was acknowledged before me this 25th day of November, 2002 by R. Ross Campbell, a Vice President of WACHOVIA BANK, N.A., on behalf of said entity.


                                           /s/ Elisabeth Peavy

                                           Notary Public for South Carolina
                                           My Commission Expires:  June 24, 2006



STATE OF SOUTH CAROLINA   )
                          )
COUNTY OF BEAUFORT        )

         The foregoing instrument was acknowledged before me this 20th day of November, 2002 by Michael E. Lawrence, a President of SEA PINES COMPANY, INC., a South Carolina corporation, on behalf of said entity.


                                           /s/ Marion Dennis

                                           Notary Public for South Carolina
                                           My Commission Expires:  March 9, 2004


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